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GE FUNDS

Supplement Dated June 6, 2003

To Prospectus Dated January 29, 2003

At a meeting held on June 3, 2003, the GE Funds’ Board of Trustees approved a Plan of Dissolution, Liquidation and Termination for the GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Premier Research Equity Fund and GE Premier International Equity Fund (together, the “Funds”) pursuant to which the Funds will be liquidated and their assets distributed on a pro rata basis to shareholders. Liquidation of the Funds is expected to occur on or around September 23, 2003.

The GE Funds’ Board of Trustees also approved the closing of the Funds to new purchases and incoming exchanges effective June 20, 2003, except as provided below.

Participants of defined contribution plans (such as a 401K plan) may continue to purchase shares of the Funds through their plan until either the date that the Fund(s) are no longer an investment option within their plan or the Fund’s liquidation date, whichever is earlier.

Even after the Funds are closed to new investments, shareholders will be permitted to exchange their shares of the Funds for shares of the other available GE Funds, or to redeem their shares of the Funds, as provided in the GE Funds Prospectus.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Funds’ liquidation date.

For those shareholders who have elected to invest in the Funds through a systematic investment plan or payroll deduction, those programs will be terminated as of June 20, 2003.

Effective September, 2003, David B. Carlson will replace Eugene K. Bolton as the manager of U.S. equity investments for GE Asset Management and will become the portfolio manager of the GE U.S. Equity Fund and the co-portfolio manager of the GE Global Equity Fund. As a result, the paragraph describing Eugene K. Bolton on page 72 of the Prospectus is deleted in its entirety and paragraph 3 on page 72 of the Prospectus will be deleted in its entirety and will be replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson leads a team of portfolio managers for GE U.S. Equity Fund and is co-portfolio manager of GE Global Equity Fund and has served in those capacities since September, 2003. Mr. Carlson is also portfolio manager for GE Premier Growth Equity Fund and manages equity investments for GE Strategic Investment Fund. He has served in those capacities since each Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

The following language shall be added after the second sentence under footnote * to page 80 of the Prospectus:

For purchases of Class A shares made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge, and which are made within 30 days of the date of redemption from the third party fund, the Distributor will pay a concession of 1% to the selling dealer. Purchases through an Authorized Firm pursuant to this waiver are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

The following language is added after the third sentence of the second paragraph in the first column on page 89 of the Prospectus:

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may also qualify to be taxed at long-term capital gain rates.

The following language is added after the first sentence of the third paragraph in the first column on page 89 of the Prospectus:

The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the rate applicable to long-term capital gains realized after May 5, 2003.

The language under “Backup Withholding” located on page 89 of the Prospectus is deleted in its entirety and replaced with the following:

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions.